Basic and Diluted Loss Per Share (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Basic and Diluted Loss Per Share
Net loss attributable to shareholders of Evaxion Biotech A/S	$ (22,125)	$ (23,169)	$ (24,532)
Weighted-average number of ordinary shares outstanding	27,335,829	23,638,685	19,493,143
Loss per share - basic (in USD per share)	$ (0.81)	$ (0.98)	$ (1.26)
Loss per share - diluted (in USD per share)	$ (0.81)	$ (0.98)	$ (1.26)